SUCAMPO
The Science of Innovation

Sucampo Pharmaceuticals, Inc.
Cantor Fitzgerald's 2nd Annual Healthcare Conference

Tuesday, July 12th

Peter Greenleaf, Chairman and Chief Executive Officer

Silvia Taylor, Senior Vice President, Investor Relations and Corporate Affairs

Forward Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the effects of competitive products on Sucampo's products; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 11, 2016, as amended, as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Investment Highlights

- **Fast-growing global biopharmaceutical company** with increasing revenues and focus on innovative R&D of proprietary drugs
- **Sustained revenue growth** from AMITIZA® (lubiprostone): highly differentiated product with broadest label in $5B+ constipation market
- **Prioritized and diversified pipeline** for clinical development and/or partnering:
  - Focused on gastrointestinal, ophthalmic, autoimmune/inflammatory, and oncology disorders
- **Business development** strategy to bolster growth and diversify
  - **Acquisition of R-Tech Ueno** increases revenue and builds scale
  - **Exclusive option** to commercialize a Phase 3 program in familial adenomatous polyposis (FAP) with Cancer Prevention Pharmaceuticals
- Demonstrated **financial performance** with significant EBITDA and cash flow to fuel continued transformation
- Deep management team with **proven ability** to create value

Clear Strategy to Methodically Build a Leading Bio/Pharma Company

SUCAMPO
The Science of Innovation

Revenue & Market Value

Secure	Advance	Transform
• **Focus efforts and strengthen overall capabilities** – Team – Development capability • **Secure and grow AMITIZA revenues** – Efforts to ensure consistent and sustainable growth – Global partnerships – Resolution of patent litigation with first filer • **Optimize investment in current pipeline** – Life cycle management (LCM) – Prioritize or exit programs to maximize return on investment (ongoing)	• **Address capital structure** – Diversify investor base • **Execute on pipeline opportunities** – File LCM programs for regulatory approvals – Progress programs in clinical development to Phase 3 • **BD strategy** – Additional accretive transactions – Acquire new development programs to strengthen and accelerate the pipeline	• **Launch AMITIZA LCM programs** • **Launch new pipeline products** • **Sustainable pipeline of drug candidates with near term launch opportunities** • **Execute more transformative deals** • **Execute value creation strategy**
Achieved	*Today*	*2017+*

AMITIZA: Constipation Market Overview

SUCAMPO
The Science of Innovation

Significant unmet need in efficacy, safety and patient satisfaction

- U.S. prescription and OTC market **~$5.2B**
  - $4.4B branded + generic market, **~50M** annual scripts [1]
  - Additional $800M in revenue from OTC market, 23M units (30-day supply) sold annually
- Majority of prescription and OTC treated patients currently not satisfied with treatment
  - Current OTC treatment leaves significant unmet need offering only temporary relief
    - 60%+ of patients on OTCs report ineffective symptom relief
  - Few patients aware of chronic Rx options

amitiza
lubiprostone

1) Source: IMS and Wall Street research.

Prescription Constipation Market Is Large and Growing

SUCAMPO

Share of Prescription Constipation Products



Generic
34%
42%
Other
16%
Branded Generic
8%
Brand

Strategy: convert from OTC and generics to AMITIZA

Source: Wall Street research and Company estimates.

Chronic Idiopathic Constipation (CIC)

- Infrequent and difficult passage of stool over 12 non-consecutive weeks within a 12-month period
- ~14% to 16% of adults globally

Irritable Bowel Syndrome with Constipation (IBS-C)

- Disorder of the intestines; symptoms are severe cramping, pain, bloating and changes of bowel habits including constipation
- IBS: ~15% of adults globally, 1/3 of which is IBS-C

Opioid-Induced Constipation-Non Cancer (OIC)

- Common adverse effect of chronic opioid use; infrequent and incomplete evacuation of stool, hard stool consistency, & straining
- ~2M-4M moderate to severe sufferers in U.S.

AMITIZA: Broadest Label in Constipation Market

- **Only product approved for all 3 indications**
  - CIC
  - IBS-C
  - OIC (non-cancer)
- **Differentiated MOA: localized ClC-2 activation with dual action**
  - Increases intestinal fluid secretion
  - Stimulates recovery of mucosal barrier function
- **Key product characteristics**
  - Locally-acting
  - Rapid and predictable onset of action
- **Demonstrated efficacy and tolerability**
  - Most experienced product: 2M patients and 11M+ exposures over 10+ years
  - Well-tolerated product with established safety profile:
    - No black box warning
- **More than 90% of lives covered nationally across all payor channels**


amitiza
lubiprostone

AMITIZA Prescription Growth is Sustained

Q1:16 TRx YoY growth: 5%

- Growth highlights strong and enduring position in the constipation market
- Reaffirm expectation of continued mid-to-high single digit prescription growth

U.S. TRx Scripts



(Thousands)
155
853
1,092
1,118
1,122
1,185
1,231
1,288
1,345
1,457
360
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1:16

Japan TRx Scripts[1]



(Thousands)
8
490
1,241
1,949
2012
2013
2014
2015

1) Based on management assumption of 46 capsules per TRx.

Blue-Chip Partnerships Provide Global Reach for AMITIZA

SUCAMPO

- **Takeda global rights to AMITIZA** (except Japan, China), markets AMITIZA in U.S., U.K. and Switzerland; 800 sales reps in U.S.
  - Takeda is **#1 gastroenterology company world wide** and has rights to all markets except Japan (Mylan) and China
  - Royalty arrangement in North America (18%- 26%)
  - Takeda reimburses majority of development costs for new formulations/indications
  - **50% split of annual AMITIZA net sales revenue** for North America beginning January 2021
- Agreement with **Mylan** for Japan
  - Revenue from product sales to Mylan
- **Harbin Gloria** developing AMITIZA in China
- Non-exclusive licensing agreement with **Par** beginning January 2021 with attractive economics
  - **50% gross profit split** of generic lubiprostone January 2021+

Key Partnerships

Takeda
U.S., Canada, Europe

Mylan
Japan

誉衡药业 GLORIA PHARMACEUTICALS
Harbin Gloria Pharmaceuticals Co., Ltd.
China

PAR PHARMACEUTICAL
U.S.

Competitive Overview

SUCAMPO
The Science of Innovation

AMITIZA is well positioned for continued growth

	Drug	Rx or OTC	Company	Target Indication: CIC	Target Indication: IBS-C	Target Indication: OIC	Global Market Share	Commentary
Branded / Patented	amitiza lubiprostone	Rx	Sucampo (Marketed by Takeda)	✓ All adults	✓ Adult women	✓ All adults	3%	• Long history of usage • Well-tolerated product with an established safety profile • No limitation on duration of use
	Linzess (linaclotide) capsules	Rx	Ironwood (Marketed by Actavis)	✓ All adults	✓ All adults	✗	3%	• Black box warning against pediatric use • Often used for the most severe patients • Food restrictions • Convenient dosing
	RELISTOR methylnaltrexone bromide subcutaneous injection	Rx	Salix	✗	✗	✓ All adults	~1%	• Very little market penetration due to method of drug delivery (via injection)
	movantik naloxegol tablets	Rx	AstraZeneca	✗	✗	✓ All adults	~1%	• Limited uptake since launch in March 2015 for OIC • Post marketing safety commitment in place
					All Branded / Patented:		8%	
Generic	MiraLAX	OTC	Schering-Plough	✗	✗	✗	28%	• Short-term indications no longer than 2 weeks • Used to treat one-time symptoms but not chronic conditions • Use of laxatives for CIC and IBS-C is not supported by long-term, well-controlled clinical trial data
	Bentyl (Dicylcomine)	Rx	Pantheon & Akorn (Marketed by Axcan)	✗	✗	✗	11%	• Does not relieve constipation • Primarily used to reduce stomach and intestinal cramping that is symptom of IBS
	Other Therapies		Various	✗	✗	✗	53%	• Includes Stool softener with stim (Docusate/ Senna S), PEG preps (Osmi Prep), Irritant-stimulant (Ex-Lax, Dulcolax), Bulk Fiber, Oils and Enemas
					All Generic:		92%	

AMITIZA Lifecycle Management

SUCAMPO

Expand AMITIZA franchise through new formulation and new indication

New Formulation

- Alternate formulation for additional adult and pediatric patients who cannot tolerate capsules, or naso-gastric tube fed patients
- ~40% of adults have difficulty swallowing pills
- Next step: **Phase 3**, initiates for adults 2H16
- **File NDA** for alternate formulation for adults 2H17
- Takeda to reimburse 100% of development costs





New Pediatric Functional Constipation (PFC) Indication

- U.S. Prevalence: 18% of pediatric population (13.5M)
- Unmet need: No FDA-approved therapies for PFC (black box warning for linaclotide; prucalopride failed in Phase 4); patients use OTC drugs off-label
- **Phase 3** program:
  - With current capsule formulation: Children 6-17 years
    - Trial ongoing; Data 2H16 (pivotal and open-label)
    - **File sNDA 2H16**
  - With alternate formulation: Children 6 months-6 years
    - Pivotal trial initiates mid-2017 (open-label 2H17)
- Takeda reimbursing 67% of development costs

AMITIZA Growth Strategy

SUCAMPO
The Science of Innovation

BRAND

- ✓ Underpenetrated markets with unsatisfied patients
- ✓ Expanded Takeda agreement
- ✓ Physician Targeting
- ✓ Patient initiatives (e.g., $0 copay card)
- ✓ OIC driving 30% of brand sales

EXPANDED PARTNERSHIPS/ SECURING FUTURE REVENUE

- ✓ RTU acquisition increases AMITIZA revenue, captures add'l margin from vertically integrating mfg
- ✓ Takeda
  - Net sales revenue split (branded lubi*, incl. LCM)
- ✓ Agreement with Par
  - Gross profit split (generic lubi*)

PRICE

- ✓ Yearly Increases
- ✓ Gross-to-net cap for Sucampo

GEOGRAPHY

- ✓ Takeda – global partnership
  - U.S.
  - Canada
  - E.U. (new reco's for approval)
  - ROW
- ✓ Mylan
  - Japan
- ✓ Harbin Gloria
  - China

LABEL EXPANSION

- ✓ New Formulation (2017)
  - Expands market access
- ✓ Broad pediatric population spanning infants to teens (2017/18)
- ✓ Extends runway

*lubiprostone

Prioritized and Diversified Product Pipeline

Program	Target	First Indication	Development Stage	NDA / MAA Filing	Approval
GI/Metabolic/ Inflamation					
AMITIZA	CIC2	Pediatric functional constipation	P3	2016	2017
Lubiprostone Microparticle Formulation	CIC2	Pediatric functional constipation (1); adult CIC (2)	P3	2018(1); 2017 (2)	2019 (1); 2018 (2)
CPP-1X/sulindac combination product	Polyamines	Familial Adeneomatous Polyposis	P3	2018	2019
RTU-1096	Vap-1 inhibitor	Auto-immune/inflammatory	P1		
Opthalmology					
RTU-1096	Vap-1 inhibitor	Auto-immune/inflammatory	P1 Preclinical		
Oncology*					
RTU-1096	Vap-1 inhibitor	Immuno-oncology	P1		
Other					
RTU-009	Vap-1 inhibitor	Acute cerebral infarction	Preclinical		

**P2 study for cobiprostone in oral mucositis in head and neck cancer discontinued after futility analysis; no safety concerns*

Sucampo Program	RTU Program	Option

CPP-1X/sulindac Combo: Exclusive Option for Phase 3 Asset in FAP

SUCAMPO

- **Significant opportunity**
  - Orphan indication in U.S. for familial adenomatous polyposis (FAP)
    - ~30K cases currently
  - No approved treatment options
  - Dire patient need
    - 100% risk of colon cancer
    - Progressive removal of colon/rectum
    - Poor quality of life
  - Incremental opportunity of ~$200M-$400M



- **De-risked**
  - Exclusive Option with Cancer Prevention Pharma for N. America
  - Strong scientific rationale and Phase 2 proof of concept data in sporadic colon adenoma/FAP
  - Defined regulatory pathway



- **Clinical development**
  - Phase 3 ongoing; fully enrolled
  - Futility analysis expected in 2H16
  - Co-formulation efforts ongoing

- **Additional opportunities in sporadic colon adenoma therapy (CAT)**

VAP-1 Program

- **VAP-1**
  - VAP-1 is an enzyme and adhesion receptor

- **RTU-1096**
  - MAD Phase 1 Results
    - No significant safety issues
    - Evidence of inhibition of systemic VAP-1 at all doses tested
    - Provides evidence of proof of mechanism
    - 7 day study

- Major market patent coverage into 2029 for composition of matter
  - Potential for future extension

Pipeline Progress: Upcoming Milestones

SUCAMPO

<table>
<tr><th>Product</th><th>Event</th><th>Expected Timing</th></tr>
<tr><td>AMITIZA (lubiprostone)</td><td>Initiation of Phase 3 pivotal alternate formulation in adults</td><td rowspan="5">2H16</td></tr>
<tr><td>AMITIZA (lubiprostone)</td><td>Top-line data from Phase 3 pivotal PFC (6-17 years)</td></tr>
<tr><td>AMITIZA (lubiprostone)</td><td>Top-line data from Phase 3 open-label PFC (6-17 years)</td></tr>
<tr><td>AMITIZA (lubiprostone)</td><td>File sNDA for PFC (6-17 years)</td></tr>
<tr><td>CPP-1X/sulindac combination product</td><td>Phase 3 futility analysis</td></tr>
<tr><td>AMITIZA (lubiprostone)</td><td>Top-line data from Phase 3 pivotal alternate formulation in adults</td><td>1H17</td></tr>
<tr><td>AMITIZA (lubiprostone)</td><td>Initiation of Phase 3 pivotal PFC (6 months-6 years)</td><td>Mid-2017</td></tr>
<tr><td>AMITIZA (lubiprostone)</td><td>File NDA for alternate formulation for adults in the U.S.</td><td rowspan="2">2H17</td></tr>
<tr><td>AMITIZA (lubiprostone)</td><td>Initiation of Phase 3 open-label PFC (6 months – 6 years)</td></tr>
</table>

Strong Financial Performance

SUCAMPO
The Science of Innovation

Summary of Results	Q1-16	% Increase on Q1-15
Revenue	$47.2 M*	60%
Net Loss GAAP	($4.1 M)	(163%)
EPS GAAP - diluted	($0.10)	(168%)
EBITDA	$14.6M	50%
Adjusted Net Income	$9.0M	40%
Adjusted EPS - diluted	$0.21	48%
Adjusted EBITDA	$20.2M	87%

Balance Sheet	End 3/31/16	Change	End 12/13/15
Cash, Cash Equivalents and Restricted Cash	$157.0M	($6.5M)	$163.5M
Notes Payable	$235.7M	$16.7M	$252.4M
Net Debt	$78.7M***	($10.2M)	$88.9M

2016 Revenue Guidance

Total revenue:	$195M - $205M
Adjusted net income:	$45M to $50M
Adjusted EPS:	$0.97 to $1.07
Adjusted EBITDA:	$100M to $105M

- Guidance excludes amortization of acquired intangibles of approximately $17.6 million and amortization of the remaining inventory step-up costs of approximately $8.9 million.

*Includes $12.4M as a result of the R-Tech Ueno acquisition
** Including current portions of $27.8 million (3/31/16) and $39.1 million (12/13/15)
*** The change in the net debt includes the settlement of the founder notes in Q1 2016 of $17.6 million and the collaboration with CPP, amounting to $8.0 million, which we executed in January of 2016.

Investment Highlights

- **Fast-growing global biopharmaceutical company** with increasing revenues and focus on innovative R&D of proprietary drugs
- **Sustained revenue growth** from AMITIZA® (lubiprostone): highly differentiated product with broadest label in $5B+ constipation market
- **Prioritized and diversified pipeline** for clinical development and/or partnering:
  - Focused on gastrointestinal, ophthalmic, autoimmune/inflammatory, and oncology disorders
- **Business development** strategy to bolster growth and diversify
  - Acquisition of R-Tech Ueno increases revenue and builds scale
  - Exclusive option to commercialize a Phase 3 program in familial adenomatous polyposis (FAP) with Cancer Prevention Pharmaceuticals
- Demonstrated **financial performance** with significant EBITDA and cash flow to fuel continued transformation
- Deep management team with **proven ability** to create value

Back Up Slides

SUCAMPO
The Science of Innovation

AMITIZA well-protected by a comprehensive suite of patents through 2027

U.S. '934
Patent expires 2021

U.S. '067, '174, '649, '890, '542, '393, '187, '639 Latest patent expires 2027


Composition of Matter (Substance / API)
Composition of Matter (Product)
AMITIZA
Therapeutic use
Manufacturing

U.S. '016, '613, '283, '148, '653, '481, '312
Latest patent expires 2024

U.S. '182, '748, '969, '562, '064
Latest patent expires 2027

- AMITIZA is covered by an additional 10 patents through 2028 in Japan and 6 patents in Europe through 2027

Proven and Experienced Management Team

SUCAMPO
The Science of Innovation

Experienced management team with considerable experience in product development and commercialization

Peter Greenleaf Chief Executive Officer	Histogenics, AstraZeneca, MedImmune, Johnson & Johnson, centocor
Peter Kiener, D.Phil Chief Scientific Officer	Bristol-Myers Squibb, MedImmune, Ambrx, Zyngenia
Andrew Smith Chief Financial Officer	ALLERGAN, Biocompatibles, clearlab, Hydron, Retroscreen Virology
Matthias Alder Executive Vice President, Business Development & Licensing	CYTOS, micromet, NOVARTIS
Max Donley Executive Vice President of Human Resources	AstraZeneca, MedImmune, VIVUS
Steven Caffé, M.D. Senior Vice President, Regulatory Affairs	amag, MedImmune, Baxter, SANOFI, MERCK
Elissa Cote Senior Vice President, Strategic Business Insights	Histogenics, MedImmune
Peter Lichtlen, M.D., Ph.D. Chief Medical Officer	Alcon, ESBATech
Silvia Taylor Senior Vice President, Investor Relations and Corporate Affairs	AstraZeneca, MedImmune, Pfizer